SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  August 18, 2003
(Date of earliest event reported)

Commission File No.:  333-98129



                    Wells Fargo Asset Securities Corporation
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       Delaware                                     52-1972128
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(State of Incorporation)                (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                      21703
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Address of principal executive offices                (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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   (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.    Other Events

           Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

















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

ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------
       (99)                                   Collateral Term Sheets
                                              prepared by Banc of
                                              America Securities LLC
                                              in connection with Wells
                                              Fargo Asset Securities
                                              Corporation, Mortgage
                                              Asset-Backed
                                              Pass-Through Certificates,
                                              Series 2003-1












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

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WELLS FARGO ASSET SECURITIES
                                   CORPORATION


August 18, 2003

                                  By:          /s/ Alan S. McKenney
                                             ----------------------------------
                                             Alan S. McKenney
                                             Vice President














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

                                INDEX TO EXHIBITS
                                -----------------



                                                             Paper (P) or
Exhibit No.              Description                         Electronic (E)
-----------              -----------                         --------------

   (99)                  Collateral Term Sheets               E
                         prepared by Banc of
                         America Securities LLC
                         Corporation in connection
                         with Wells Fargo Asset
                         Securities Corporation,
                         Mortgage Asset-Backed
                         Pass-Through Certificates,
                         Series 2003-1














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